Exhibit 10.2

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

WAYFAIR LLC

DEFERRED UNITS AGREEMENT

Wayfair LLC has granted to the Participant named in the Notice of Grant of Deferred Units (the “Grant Notice”) to which this Deferred Units Agreement (the “Agreement”) is attached an Award consisting of Deferred Units subject to the terms and conditions set forth in the Grant Notice and this Agreement.  The Award has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Wayfair LLC Second Amended and Restated 2010 Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference.  By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and the Operating Agreement, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement, the Plan and the Operating Agreement, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under such documents.

1.                                      DEFINITIONS AND CONSTRUCTION.

1.1                               Definitions.  Capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan, unless otherwise defined herein or as follows:

(a)                                 “Initial Public Offering” means the initial underwritten public offering of securities of the class of equity securities then subject to the Award pursuant to an effective registration statement filed under the Securities Act.

(b)                                 “Liquidity Event” means the first to occur of (i) the time immediately prior to the consummation of a Change in Control or (ii) the closing of the Initial Public Offering.

1.2                               Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.                                      CERTAIN TAX MATTERS.

The Common Units issuable upon settlement of the Deferred Units are intended to be “capital interests” as described in Internal Revenue Service Revenue Procedure 93-27 and Revenue Procedure 2001-43 and not “profits interests” as described in such documents.

3.                                      ADMINISTRATION.

3.1                               Questions of Interpretation.  All questions of interpretation concerning the Grant Notice, this Agreement, the Plan, the Operating Agreement and any other form of agreement or other document employed by the Board or the Company in the administration of the Plan or the Award shall be determined by the Board.  All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith.

3.2                               Other Determinations.  Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (that are not questions of interpretation governed by Section 3.1) shall be final, binding and conclusive upon all persons having an interest in the Award.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has actual authority with respect to such matter, right, obligation, or election.

4.                                      THE AWARD.

4.1                               Grant of Units.  On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement, the Total Number of Deferred Units set forth in the Grant Notice, subject to adjustment as provided in Section 11.  Each Deferred Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) Common Unit.

4.2                               No Monetary Payment Required.  The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Deferred Units or the Common Units issued upon settlement of the Deferred Units, the consideration for which shall be past services actually rendered or future services to be rendered to a Participating Company or for its benefit.

4.3                               Termination of the Award.  The Award shall terminate and no Common Units shall thereafter be issued in settlement of the Award after the first to occur of (a) the Expiration Date or (b) a Change in Control to the extent provided in Section 9.

5.                                      VESTING OF DEFERRED UNITS.

5.1                               Normal Vesting.  Units acquired pursuant to this Agreement shall become Vested Deferred Units as provided in the Grant Notice.  For purposes of determining the number of Vested Deferred Units following an Ownership Change Event, credited Service shall include all Service with any entity which is a Participating Company at the time the Service is rendered, whether or not such entity is a Participating Company both before and after the Ownership Change Event.

5.2                               Effect of Termination of Service Prior to Liquidity Event.  If the Participant’s Service terminates for any reason prior to the first occurrence of a Liquidity Event after the Date of Grant, then:

(a)                                 all Deferred Units for which the service condition as set forth on the Grant Notice has not been satisfied shall be subject to the Company Reacquisition Right (as defined in Section 6.1) immediately upon the Participant’s termination of Service; and

(b)                                 and all Deferred Units for which the service condition as set forth on the Grant Notice has been satisfied as of the date of such termination of Service shall not then be subject to the Company Reacquisition Right, but instead shall become Vested Deferred Units upon the subsequent occurrence of a Liquidity Event prior to the Expiration Date.

5.3                               Effect of Termination of Service After a Liquidity Event.  If the Participant’s Service terminates for any reason after the first occurrence of a Liquidity Event following the Date of Grant, then all Deferred Units that are not then Vested Deferred Units, after giving effect to any acceleration of vesting pursuant to Section 5.4, shall be subject to the Company Reacquisition Right (as defined in Section 6.1) immediately upon the Participant’s termination of Service.

5.4                               Acceleration of Vesting Upon Termination Following a Change in Control.  In the event that the Participant’s Service is terminated by the Company upon or within twelve (12) months following a Change in Control for any reason other than Cause (excluding termination as a result of the Participant’s death or disability), the Vested Ratio shall be increased as set forth in the Grant Notice.

6.                                      COMPANY REACQUISITION RIGHT.

6.1                               Grant of Company Reacquisition Right.  In the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit and the Company shall automatically reacquire all Deferred Units which are not, as of the time of such termination, Vested Deferred Units (“Unvested Deferred Units”) except as otherwise provided in Section 5 above, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

6.2                               Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments.  Upon the occurrence of an Ownership Change Event, a dividend or distribution to the Common Unit holders of the Company paid in  Units or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 11, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s ownership of Unvested Deferred Units shall be immediately subject to the Company Reacquisition Right and included in the terms “Deferred Units” and “Unvested Deferred Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Deferred Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be.  For purposes of determining the number of Vested Deferred Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service shall include all Service with any entity which is a Participating Company at the time the Service is rendered, whether or not such entity is a Participating Company both before and after any such event.

7.                                      SETTLEMENT OF THE AWARD.

7.1                               Issuance of Common Units; Operating Agreement.  Subject to the provisions of Section 7.3 below, the Company shall issue to the Participant on the Settlement Date with respect to each Vested Deferred Unit to be settled on such date one (1) Common Unit.  If required by the Board, the Participant shall not be entitled to acquire any Units pursuant to the Award and to be admitted as a member of the Company thereby unless and until the Participant has executed and delivered to the Company a written undertaking in a form acceptable to the Board to be bound by the terms and conditions of the Operating Agreement and/or any lock-up or other documents the Board reasonably determines to be necessary or appropriate in connection with the issuance of such Units.

7.2                               Beneficial Ownership of Units; Certificate Registration.  The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Units acquired by the Participant pursuant to the settlement of the Award.  Except as provided by the preceding sentence, the Units as to which the Award is settled shall be registered in book entry form with the Company or its transfer agent or shall be in certificate form, in either case registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

7.3                               Restrictions on Grant of the Award and Issuance of Units.  The grant of the Award and issuance of Units upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities.  No Units may be issued hereunder if the issuance of such securities would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Units may then be listed.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any securities subject to the Award shall relieve the Company of any liability in respect of the failure to issue such securities as to which such requisite authority shall not have been obtained.  As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

7.4                               Fractional Units.  The Company shall not be required to issue fractional Units upon the settlement of the Award.

8.                                      TAX WITHHOLDING.

8.1                               In General.  At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Deferred Units or the issuance of Units in settlement thereof.  The Company shall have no obligation to deliver Units until the tax withholding obligations of the Participating Company have been satisfied by the Participant.

8.2                               Assignment of Sale Proceeds.  Subject to compliance with applicable law and the Company’s securities trading compliance policy, if any, and if permitted by the Company, the Participant may satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the securities being acquired upon settlement of Units.

8.3                               Withholding in Shares.  The Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting from the securities otherwise deliverable to the Participant in settlement of the Award a number of whole securities having a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

9.                                      EFFECT OF CHANGE IN CONTROL.

In the event of a Change in Control, except to the extent that the Board determines to cash out the Award in accordance with Section 10.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the outstanding Deferred Units or substitute for all or any portion of the outstanding Deferred Units substantially equivalent rights with respect to the Acquiror’s securities.  For purposes of this Section, a Deferred Unit shall be deemed assumed if, following the Change in Control, the Deferred Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Common Unit on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Units); provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Deferred Units to consist solely of common stock of the Acquiror equal in Fair Market Value to the per unit consideration received by holders of Common Units pursuant to the Change in Control.  If any portion of such consideration may be received by holders of Common Units pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per Unit as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration.  The Award shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that Deferred Units subject to the Award are neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of the Change in Control.

10.                               RIGHT OF FIRST REFUSAL.

10.1                        Grant of Right of First Refusal.  Except as provided in Section 10.7, in the event the Participant, the Participant’s legal representative, or other holder of Units acquired upon settlement of the Award proposes to sell, exchange, transfer, pledge, or otherwise dispose of any such units (the “Transfer Units”) to any person or entity, including, without limitation, any securities holder of a Participating Company, the Company shall have the right to repurchase the Transfer Units under the terms and subject to the conditions set forth in this Section (the “Right of First Refusal”).

10.2                        Notice of Proposed Transfer.  Prior to any proposed transfer of the Transfer Units, the Participant shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Units, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer.  In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Units, as determined by the Board in good faith.  If the Participant proposes to transfer any Transfer Units to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee.  The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Units to the Proposed Transferee subject only to the Right of First Refusal.

10.3                        Bona Fide Transfer.  If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described in this Section 10, and the Participant shall have no right to transfer the Transfer Units without first complying with the procedure described in this Section 10.  The Participant shall not be permitted to transfer the Transfer Units if the proposed transfer is not bona fide.

10.4                        Exercise of Right of First Refusal.  If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Units (except as the Company and the Participant otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company.  The Company’s exercise or failure to exercise the Right of

First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee.  If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Units to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Units other than in cash, the Company shall have the option of paying for the Transfer Units by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company.  For purposes of the foregoing, cancellation of any indebtedness of the Participant to any Participating Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.  Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Units from the Participant shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Participant acquired the Transfer Units.

10.5                        Failure to Exercise Right of First Refusal.  If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in Section 10.4, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Units on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice or, if applicable, following the end of the period described in the last sentence of Section 10.4.  The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Units was actually carried out on the terms and conditions described in the Transfer Notice.  No Transfer Units shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section.

10.6                        Transferees of Transfer Units.  All transferees of the Transfer Units or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Units or interest therein subject to all of the terms and conditions of this Agreement, including this Section 10 providing for the Right of First Refusal with respect to any subsequent transfer.  Any sale or transfer of any Units shall be void unless the provisions of this Section are met.

10.7                        Transfers Not Subject to Right of First Refusal.  The Right of First Refusal shall not apply to any transfer or exchange of the Shares if such transfer or exchange is in connection with an Ownership Change Event.  If the consideration received pursuant to such transfer or exchange consists of securities of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 10.8 result in a termination of the Right of First Refusal.

10.8                        Early Termination of Right of First Refusal.  The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon the existence of a public market for the class of securities subject to the Right of First Refusal.  A “public market” shall be deemed to exist if (i) such securities are listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such securities traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

11.                               ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

Subject to any required action by the Members and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Common Units effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, Units split, reverse split, split-up, split-off, spin-off, combination of Units, exchange of Units, Conversion (as defined by the Operating Agreement) or similar change in the capital structure of the Company, appropriate and proportionate adjustments shall be made in the number of Deferred Units subject to the Award and/or the number and kind of Units or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  Any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of ownership of Deferred Units acquired pursuant to this Award will be immediately subject to the provisions of this Award on the same basis as all Deferred Units originally acquired hereunder.  Any fractional Deferred Unit or Common Unit resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number.  Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

12.                               RIGHTS AS A MEMBER, MANAGER, EMPLOYEE OR CONSULTANT.

The Participant shall have no rights as a Member with respect to any Units which may be issued in settlement of this Award until the date of the issuance of such units (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for distributions or other rights for which the record date is prior to the date the Units are issued, except as provided in Section 11.  If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term.  Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.

13.                               LEGENDS.

If the securities issuable pursuant to this Award are at any time evidenced by certificates, the Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing securities issued pursuant to this Agreement.  The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing securities acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.  Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

13.1                        “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

13.2                        “THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTIONS IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY.”

14.                               COMPLIANCE WITH SECTION 409A.

It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award that may result in Section 409A Deferred Compensation shall comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Board in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance and the Award shall be so construed.  In connection with effecting such compliance with Section 409A, the following shall apply:

14.1                        Separation from Service; Required Delay in Payment to Specified Employee.  Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) shall be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations.  Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service shall be paid to the Participant before the date (the “Delayed Payment Date”) which is first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service.  All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.

14.2                        Other Changes in Time of Payment.  Neither the Participant nor the Company shall take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.

14.3                        Amendments to Comply with Section 409A; Indemnification.  Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant.  The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.

14.4                        Advice of Independent Tax Advisor.  The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award.  The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.

15.                               LOCK-UP AGREEMENT.

The Participant hereby agrees that in the event of any underwritten public offering of securities, including an initial public offering of securities, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any securities of the Company or any rights to acquire securities of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering; provided, further, however, that such one hundred eighty (180) day period may be extended for an additional period, not to exceed twenty (20) days, upon the request of the Company or the underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).  The foregoing limitation shall not apply to securities registered in the public offering under the Securities Act.  The Participant hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.

16.                               RESTRICTIONS ON TRANSFER OF UNITS.

No Units acquired pursuant to this Award may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law in any manner which violates any of the provisions of this Agreement, and any such attempted disposition shall be void.  The Company shall not be required (a) to transfer on its books any Units which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Units or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Units will have been so transferred.

17.                               MISCELLANEOUS PROVISIONS.

17.1                        Termination or Amendment.  The Board may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 9 in connection with a Change in Control, no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A.  No amendment or addition to this Agreement shall be effective unless in writing.

17.2                        Nontransferability of the Award.  Prior to the issuance of Units on the applicable Settlement Date, neither this Award nor any Deferred Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  No Deferred Units subject to this Award, or the Units underlying such Deferred Units, shall, prior to the settlement of the Deferred Units, be subject to any short position, “put equivalent position” or “call equivalent position” by the Participant, as such terms are defined in Rule 16a-1 of the Exchange Act.  All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

17.3                        Further Instruments.  The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

17.4                        Binding Effect.  This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

17.5                        Delivery of Documents and Notices.  Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a)                                 Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Operating Agreement, and any reports of the Company provided generally to the Company’s Unit holders, may be delivered to the Participant electronically.  In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b)                                 Consent to Electronic Delivery.  The Participant acknowledges that the Participant has read Section 17.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 17.5(a).  The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing.  The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  The Participant may revoke his or her consent to the electronic delivery of documents described in Section 17.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 17.5(a).

17.6                        Integrated Agreement.  The Grant Notice, this Agreement, the Plan and the Operating Agreement shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter.  To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement, the Plan and the Operating Agreement shall survive any settlement of the Award and shall remain in full force and effect.

17.7                        Applicable Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of this Option Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

17.8                        Counterparts.  The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.